Customer deposits	12 Months Ended
Dec. 31, 2020
Customer deposits
Customer deposits

14.         Customer deposits

Advances for real estate properties comprise sales proceeds received from customers for the pre-sale of residential units in PRC. Advances for real estate properties are typically funded up to 40% - 80% by mortgage loans made by banks to the customers. The Group holds certain cash balances in restricted cash accounts at the relevant banks (Note 2 (f)). The Group, in return, has a right to withhold transfer of title to the customer until outstanding amounts are fully settled.

	December 31,	December 31,
	2019	2020
	US$	US$
Advances for real estate properties	2,616,487,072	2,332,850,810
Add: increase in revenue recognized in excess of amounts received from customers	25,665,783	59,622,703
Less: recognized as progress billings	(1,536,054,208)	(1,439,534,129)
Customer deposits (Note 2(h))	1,106,098,647	952,939,384